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                      [Angelica logo]

                   ANALYST PRESENTATION

                      DECEMBER 4, 2003

                                        [Angelica logo]


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                            SAFE HARBOR STATEMENT

This presentation contains forward-looking statements, which reflect Angelica Corporation's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from those expressed or implied by these statements. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in Angelica Corporation's filings with the Securities and Exchange Commission.

                                                         [Angelica logo]


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                                 OUR VISION

Angelica's objective is to be the leading provider of linen management services to the U.S. healthcare market, using its value-driven and customer-focused approach to differentiate its services.

                                                         [Angelica logo]

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                             ABOUT ANGELICA

1878           ANGELICA UNIFORM FOUNDED

1958           IPO

1961           ENTERS TEXTILE SERVICES

               Provided specialty garments for
               first astronauts on moon

1965           ENTERS RETAIL BUSINESS

               First to introduce color uniforms and
               uniforms made of synthetic fabrics

               Pioneered concept of
               surgical barrier fabrics

1968/9         ACQUIRED TWO SUPPLIERS OF
               TEXTILE RENTAL SERVICES
               TO HEALTHCARE INDUSTRY

1972           LISTED ON NYSE

2002           SOLD UNIFORM MANUFACTURING BUSINESS

2003           REVIEWING STRATEGIC ALTERNATIVES FOR LIFE UNIFORM
               DIVISION

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                           LIFE UNIFORM

*  Leading provider of quality apparel for the healthcare professional
   *  Scrubs, lab coats, shoes and accessories

*  Multiple sales channels
   *  237 stores
   *  Catalog
   *  E-commerce
   *  On-the-job shopping platforms             [PHOTO]

*  $83M in 2002 sales

*  Maintaining positive in EBITDA and cash flow

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           REASONS FOR STRATEGIC ALTERNATIVES

       *Lack of synergy between Life Uniform and ATS

                     Healthcare Industry
                     -------------------

               [PHOTO]                 [PHOTO]

              ATS is                Life Uniform is
       business-to-business      business-to-consumer


* Significant growth opportunities at ATS

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                    ANGELICA TEXTILE SERVICES
                              (ATS)

*  Delivers linen management solutions everyday
*  27 plants located in U.S.

Antioch, CA
Colton, CA
Fresno, CA
LAS VEGAS, NV DEPOT
Long Beach, CA
Los Angeles, CA
Orange, CA
Phoenix, AZ
Pomona, CA
Rio Vista, CA
San Fernando, CA
Stockton, CA
San Diego, CA
Vallejo, CA
Dallas, TX
Houston, TX
Chicago, IL
Columbia, IL
Lorain, OH
Ballston Spa, NY
Batavia, NY
Pawtucket, RI
Edison, NJ
Columbia, SC (under construction)
Rockmart, GA
Ooltewah, TN
Daytona Beach, FL
Holly Hill, FL
ORLANDO, FL DEPOT


            [MAP OF UNITED STATES]

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                       LARGE AND GROWING MARKET

*  ATS serves approx. 45% of healthcare market

*  Current market share
   *  Hospitals - 27%
   *  Clinics - 1%
   *  Long-Term Care - 3%

*  Favorable demographic trends support increase in product demand

U.S. HEALTHCARE LINEN MARKET
----------------------------
    ESTIMATED AT $5.3B

HOSPITALS $1.8B
LONG-TERM CARE $1.1B
CLINICS $2.4B

     [PIE CHART]

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                        COMPETITIVE ENVIRONMENT

* On premise laundries (OPLs) operated by hospitals have 24% market share in ATS markets (34% in balance US).

* Coops operated by hospitals have 6% market share in ATS markets (7% in balance US).

*  Competitors have 44% market share in ATS markets (59% in balance US).

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                       INDUSTRY CHARACTERISTICS

*  Highly fragmented
   * Only two national competitors (Crothall Services and Sodexho Laundry Services) with healthcare volume estimated to be one-half of ATS volume
   *  Approximately 13 mid-size regional providers
   *  Approximately 1,469 hospital on-premise laundries (OPLs)
   *  Approximately 335 hospital laundry coops
   *  Approximately 200 single operation providers

*  Favorable demographic trends
   *  Aging of baby boomers
   *  New treatments create greater healthcare demand

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                         FINANCIAL PERFORMANCE - AGENDA

*  Historical Results - FY01 to FY03

*  Operating Highlights - Nine Months

*  Continuing Operations - Segment Results
   -  Sales and Revenues
   -  Operating Earnings
   -  EBITDA
   -  Capital Expenditures

*  Balance Sheet Highlights

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
                              HISTORICAL RESULTS - FY01 TO FY03
                                                  FY01              FY02              FY03
                                              -------------     -------------    ------------
COMBINED SALES AND REVENUES                   $   335,298       $   350,063      $   363,419

GROSS PROFIT                                  $    86,953       $    91,299      $   102,368
   - GROSS MARGIN %                                 25.9%             26.1%            28.2%

INCOME FROM CONTINUING OPERATIONS             $     3,047       $     1,629      $     6,597
   - PER SHARE (DILUTED)                      $      0.35       $      0.19      $      0.75

DISCONTINUED OPERATIONS                       $     3,539       $   (24,338)     $    (6,662)

NET INCOME (LOSS)                             $     6,586       $   (22,709)     $       (65)
   - PER SHARE (DILUTED)                      $      0.76       $     (2.62)     $     (0.01)

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
                                 OPERATING HIGHLIGHTS - NINE MONTHS

                                                      NINE MONTHS                     PERCENT
                                            ---------------------------------         INCREASE
                                                 FY04               FY03             (DECREASE)
                                            ---------------     -------------        ----------

COMBINED SALES AND REVENUES                 $     274,761       $   274,416               0.1

GROSS PROFIT                                $      73,576       $    80,203              (8.3)
   - GROSS MARGIN %                                 26.8%             29.2%

INCOME FROM CONTINUING OPERATIONS           $       7,504       $     4,707              59.4
   - PER SHARE (DILUTED)                    $         .84       $       .54              55.6

DISCONTINUED OPERATIONS                     $           -       $   (6,302)                NM

NET INCOME (LOSS)                           $       7,504       $   (1,595)                NM
   - PER SHARE (DILUTED)                    $         .84       $     (.18)                NM

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
                     RESULTS OF CONTINUING OPERATIONS BY OPERATING SEGMENT


                                                      NINE MONTHS                     PERCENT
                                            ---------------------------------         INCREASE
                                                 FY04               FY03             (DECREASE)
                                            ---------------     -------------        ----------

SALES AND REVENUES:
   TEXTILE SERVICES                         $     212,922        $  203,284              4.7
   LIFE UNIFORM                                    61,839            71,132            (13.1)
                                            --------------       -----------
                                            $     274,761        $  274,416              0.1
                                            ==============       ===========

OPERATING EARNINGS:
   TEXTILE SERVICES                         $      15,842        $   18,300            (13.4)
   LIFE UNIFORM                                      (725)            2,891               NM
   NON-OPERATING INCOME                             1,938               462            319.5
   LOSS ON PREPAYMENT PENALTY                           -            (6,783)              NM
   INTEREST, CORPORATE AND OTHER                   (6,335)           (8,378)           (24.4)
                                            --------------       -----------
                                            $      10,720        $    6,492             65.1
                                            --------------       -----------
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
                       EBITDA AND CAPITAL EXPENDITURES
                                                        NINE MONTHS
                                            -------------------------------
                                                  FY04              FY03
                                            --------------   --------------
EBITDA:
   TEXTILE SERVICES                         $      23,083    $      26,170
   LIFE UNIFORM                             $       1,306    $       4,659
   CONSOLIDATED                             $      21,022    $      26,043

CAPITAL EXPENDITURES:
   TEXTILE SERVICES                         $      16,191    $       7,987
   LIFE UNIFORM                             $       1,556    $       2,108

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                                CHANGES IN BALANCE SHEET ITEMS
                                            ($000)
                                                                                   INCREASE
                                                 10/25/03          01/25/03       (DECREASE)
                                            ---------------      ------------   --------------

CASH                                        $       9,780        $   18,166     $     (8,386)

ACCOUNTS RECEIVABLE (NET)                   $      35,077        $   35,316     $       (239)
   -  DAYS OUTSTANDING                                 43                43

INVENTORIES                                 $      12,563        $   13,395     $       (832)

LINENS IN SERVICE                           $      33,558        $   32,520     $      1,038

TOTAL DEBT                                  $      10,537        $   20,811     $    (10,274)
   -  PERCENT TO TOTAL CAPITALIZATION                 6.8              13.0

SHAREHOLDERS' EQUITY                        $     145,504        $  139,660     $      5,844

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                        OPPORTUNITIES FOR ATS GROWTH

*  Increase hospital market share
   *  Organic growth
   *  On-premise laundry conversions
   *  Competitor acquisition

*  Grow participation in clinic and long-term care markets

*  Expand into new geographic markets
   *  Acquisition
   *  Selective grass-roots expansion

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                            COMPETITIVE STRENGTHS

*  Market leader in healthcare textile services

*  Extensive national reach, with regional focus

*  Scalable operations

*  Strong, experienced management team

*  Strong balance sheet to facilitate growth

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                                GROWTH STRATEGY

* Continue to provide superior service and competitive pricing for organic growth

*  Expand into high growth clinic and long-term care markets

*  Target on-premise laundry conversions

*  Pursue complementary and accretive acquisitions

* Improve efficiency of operations and refine cost structure via facility rationalization and investment

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                      EXPERIENCED MANAGEMENT TEAM
-----------------------------------------------------------------------
*  Steve O'Hara, CEO          Aggressive new leader, with 25
                              years business experience
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*  Ted Armstrong, CFO         18 years finance experience at
                              Angelica
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*  Jim Shaffer, VP Finance    CPA with 27 years finance
   & Treasurer                experience, including 4 years
                              with Angelica
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*  Paul Anderegg, President   25+ years in regional service
   ATS                        businesses, 11 years with Tru Green
                              Companies.  Last three years with
                              Angelica
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*  Russell Watson,            3 years with ATS after 12
   ATS VP Ops                 years with National Services Industries
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*  Rich Fiorillo,             CPA with 23 years finance experience,
   ATS CFO                    including 3 years with ATS
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*  Ed Ryan, VP Sales          3 years with ATS after 20+ years
   & Marketing                with Xerox
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                                                          [Angelica logo]

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                              SUMMARY

By pursuing its stated growth initiatives, Angelica will be the leading provider of linen management services to the U.S. healthcare market and, as a result, will maximize earnings and cash flow and generate superior returns for its shareholders.

                                                         [Angelica logo]